EXCHANGE LISTED FUNDS TRUST

ProSports Sponsors ETF

(the “Fund”)

Supplement dated December 20, 2017 to the Fund’s currently effective Prospectus

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Prospectus and should be read in conjunction with that document.

The following changes to the Fund’s Prospectus are effective immediately:

Prospectus

•	Under the heading Principal Investment Strategies, the second sentence of the first paragraph is hereby deleted and replaced with the following:

The Index is designed to measure the performance of companies which are official sponsors of the major professional football, baseball, hockey and basketball leagues in the United States (“ProSports Sponsors”) or national sports broadcasters/internet streamers with rights agreements with such leagues (“ProSports Broadcasters”).

•	Under the heading Principal Investment Strategies, the fourth and fifth sentences of the second paragraph are hereby deleted and replaced with the following:

Index constituents that are ProSports Sponsors are rebalanced on the last trading day in April, September and November, consistent with the end of the month following the start of the season of each major professional sports league. Index constituents that are ProSports Broadcasters are rebalanced on the last trading day in January.

•	Under the heading Information Regarding the Index, the third sentence is hereby deleted and replaced with the following:

The Index is rebalanced and additions are made on a quarterly basis on the last trading day of April, September, November and January.

More information about the Index can be found on the Index Provider’s website at www.sportsindexes.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE